Schwab Annuity Portfolios
Schwab VIT Growth Portfolio

Portfolio Holdings as of March 31, 2019 (Unaudited)
The following are the portfolio holdings as of the report date. For more information, please refer to the fund’s semiannual or annual shareholder reports.

Security	Number of Shares	Value ($)
Affiliated Underlying Funds 93.0% of net assets

U.S. Stocks 35.9%
Large-Cap 29.0%
Schwab U.S. Large-Cap ETF	656,698	44,399,352
Small-Cap 6.9%
Schwab U.S. Small-Cap ETF	150,881	10,551,108
		54,950,460

International Stocks 33.9%
Developed-Market Large-Cap 20.9%
Schwab International Equity ETF	1,024,408	32,074,215
Developed-Market Small-Cap 5.0%
Schwab International Small-Cap Equity ETF	236,213	7,617,869
Emerging-Market 8.0%
Schwab Emerging Markets Equity ETF	469,866	12,221,215
		51,913,299

Real Assets 6.2%
Real Estate 6.2%
Schwab U.S. REIT ETF	213,607	9,490,559

Fixed Income 13.0%
Inflation-Protected Bond 1.0%
Schwab U.S. TIPS ETF	28,508	1,567,940
Intermediate-Term Bond 12.0%
Schwab U.S. Aggregate Bond ETF	351,958	18,259,581
		19,827,521

Money Market Fund 4.0%
Schwab Variable Share Price Money Fund, Ultra Shares 2.45% (a)	6,107,168	6,109,000
Total Affiliated Underlying Funds
(Cost $115,986,221)		142,290,839
Security	Number of Shares	Value ($)
Unaffiliated Underlying Funds 5.8% of net assets

U.S. Stock 2.0%
Micro-Cap 2.0%
iShares Micro-Cap ETF	33,107	3,071,005

Real Assets 3.8%
Commodity 3.8%
Credit Suisse Commodity Return Strategy Fund, Class I	1,247,681	5,801,714
Total Unaffiliated Underlying Funds
(Cost $9,664,015)		8,872,719
Issuer Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.8% of net assets

Time Deposit 0.8%
Barclays Capital, Inc.
1.78%, 04/01/19 (b)	1,244,700	1,244,700
Total Short-Term Investment
(Cost $1,244,700)		1,244,700
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

ETF —	Exchange-traded fund
REIT —	Real Estate Investment Trust
TIPS —	Treasury Inflation Protected Securities

Schwab VIT Growth Portfolio
Portfolio Holdings (Unaudited) continued

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended March 31, 2019:
Affiliated Underlying Funds	Balance of Shares Held at 12/31/18	Gross Purchases	Gross Sales	Balance of Shares Held at 03/31/19	Market Value at 03/31/19	Net Change in Unrealized Appreciation (depreciation)	Realized Gains (Losses)	Distributions Received*
Schwab Emerging Markets Equity ETF	481,287	—	(11,421)	469,866	$12,221,215	$1,205,569	($26,105)	$—
Schwab International Equity ETF	1,034,476	4,805	(14,873)	1,024,408	32,074,215	3,097,320	(36,637)	—
Schwab International Small-Cap Equity ETF	236,213	—	—	236,213	7,617,869	744,071	—	—
Schwab U.S. Aggregate Bond ETF	343,577	8,381	—	351,958	18,259,581	444,475	—	86,452
Schwab U.S. Large-Cap ETF	675,853	—	(19,155)	656,698	44,399,352	5,271,928	39,163	189,129
Schwab U.S. REIT ETF	213,607	—	—	213,607	9,490,559	1,264,554	—	25,782
Schwab U.S. Small-Cap ETF	158,457	—	(7,576)	150,881	10,551,108	1,456,231	(775)	25,846
Schwab U.S. TIPS ETF	28,508	—	—	28,508	1,567,940	49,889	—	—
Schwab Variable Share Price Money Fund, Ultra Shares	5,040,838	1,066,330	—	6,107,168	6,109,000	400	—	33,297
Total					$142,290,839	$13,534,437	($24,354)	$360,506
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of March 31, 2019:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Affiliated Underlying Funds[1]	$142,290,839	$—	$—	$142,290,839
Unaffiliated Underlying Funds[1]	8,872,719	—	—	8,872,719
Short-Term Investment[1]	—	1,244,700	—	1,244,700
Total	$151,163,558	$1,244,700	$—	$152,408,258
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds and ETFs are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds and ETFs, which could be Level 1, Level 2 or Level 3.

Schwab VIT Growth Portfolio
Notes to Portfolio Holdings

Under procedures approved by the fund’s Board of Trustees (the Board), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:
•  Underlying funds: Mutual funds are valued at their respective net asset values (NAVs). Exchange-traded funds (ETFs) traded on a recognized securities exchange are valued at the last reported sale price that day or the official closing price, if applicable.
•  Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
Cash Management Transactions: The fund may subscribe to the Brown Brothers Harriman & Co. (BBH) Cash Management Service Sweep (CMS Sweep). The BBH CMS Sweep is an investment product that automatically sweeps the fund’s cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the fund to earn interest on cash balances. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The fund bears the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the CMS Sweep are accounted for on a cost basis, which approximates market value.
In accordance with the authoritative guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States of America (GAAP), the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•  Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and ETFs. Investments in mutual funds are valued daily at their NAVs, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•  Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial

Schwab VIT Growth Portfolio
Notes to Portfolio Holdings (continued)

ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
REG68014MAR19
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